MUNIHOLDINGS
NEW YORK
FUND, INC.



FUND LOGO



Semi-Annual Report

December 31, 1999




This report, including the financial information herein, is transmitted to the shareholders of MuniHoldings New York Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.


MuniHoldings
New York
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper





MUNIHOLDINGS NEW YORK FUND, INC.


The Benefits and
Risks of
Leveraging

MuniHoldings New York Fund, Inc. utilizes leverage to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline.Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.




MuniHoldings New York Fund, Inc., December 31, 1999


DEAR SHAREHOLDER

For the six months ended December 31, 1999, the Common Stock of MuniHoldings New York Fund, Inc. earned $0.405 per share income dividends, which included earned and unpaid dividends of $0.064. This represents a net annualized yield of 6.62%, based on a month-end net asset value of $12.13 per share. Over the same period, the Fund's total investment return was -11.32%, based on a change in per share net asset value from $14.14 to $12.13, and assuming reinvestment of $0.408 per share income dividends.

For the six-month period ended December 31, 1999, the Fund's
Preferred Stock had an average yield of 3.71% for Series A and 3.38% for Series B.


The Municipal Market
Environment
The combination of steady strong domestic economic growth, improvement in foreign economies (most notably in Japan) and increasing investor concerns regarding potential increases in US inflation put upward pressure on bond yields throughout the six-month period ended December 31, 1999. Continued strong US employment growth and consumer spending were among the reasons the Federal Reserve Board cited for raising short-term interest rates in late June, August and November. US Treasury bond yields reacted by climbing above 6.375% by late October and generally rising for the remainder of the year. During the period, yields on 30-year US Treasury bonds increased over 50 basis points (0.50%).

Long-term tax-exempt bond yields also rose during the six months ended December 31, 1999. For much of the first half of 1999, the municipal bond market was able to withstand much of the upward pressure on bond yields. However, investor concerns of additional moves by the Federal Reserve Board to moderate US economic growth and, more importantly, the loss of the strong technical support that the tax-exempt market enjoyed in early 1999 helped push municipal bond yields significantly higher for the remainder of the period. The yields on long-term tax-exempt revenue bonds rose over 60 basis points to 6.23% by December 31, 1999, as measured by the Bond Buyer Revenue Bond Index.

In recent months, the significant decline in new tax-exempt bond issuance has remained a positive factor within the municipal bond market, as it had been for much of the past year. Over the last year, more than $225 billion in long-term municipal bonds was issued, a decline of nearly 20% compared to the same period a year ago. During the past six months, over $100 billion in long-term tax-exempt bonds was underwritten, representing a decline of nearly 18% compared to the corresponding period in 1998. Over the past three months, approximately $55 billion in securities was issued by municipalities nationally. This quarterly issuance also represented a decline of over 20% when compared to the same period in 1998. It is likely that many tax-exempt issuers accelerated their financings in recent months or decided to postpone issuance into early 2000 to avoid any potential Year 2000 (Y2K)-related disruptions at year-end. Consequently, December 1999 volume of issuance of approximately $14 billion declined more than 40% compared to 1998 levels. We expect decreased tax-exempt bond issuance to continue. Early estimates suggest that annual tax-exempt issuance in 2000 will be in the $210 billion--$215 billion range.

Although tax-exempt bond yields are at their highest level in over two years and have attracted significant retail investor interest, institutional demand has declined sharply. Long-term municipal mutual funds have seen consistent outflows in recent months as the yields of individual securities have risen faster than those of larger, more diverse mutual funds. In addition, the demand from property/casualty insurance companies has weakened as a result of the losses, and anticipated losses, incurred as a result of the series of damaging storms across much of the eastern United States. Additionally, many institutional investors who were attracted to the municipal bond market in recent years by historically attractive tax-exempt bond yield ratios of over 90% have found other asset classes even more attractive. Even with a reduced supply position, tax-exempt issuers have been forced to repeatedly raise municipal bond yields in the attempt to attract adequate demand.

The recent relative underperformance of the municipal bond market has resulted in an opportunity for long-term investors to purchase tax-exempt issues whose yields are nearly identical with taxable US Treasury securities. At December 31, 1999, long-term uninsured municipal revenue bond yields were more than 96% of comparable US Treasury securities. In recent months, many taxable asset classes, such as corporate bonds, mortgage-backed securities and US agency debt, have all accelerated debt issuance. This acceleration was initiated largely to avoid issuing securities at year-end and to minimize any associated Y2K problems that could possibly develop. However, this increased issuance also resulted in higher yield levels in the various asset classes, as lower bond prices became necessary to attract sufficient investor demand. Going forward, it is believed that the pace of non-US Government debt issuance is likely to slow significantly. As the supply of this debt declines, we would expect many institutional investors to return to the municipal bond market and the attractive yield ratios available.

Looking ahead, it appears to us that long-term tax-exempt bond yields will remain under pressure, trading in a broad range centered near current levels. Investors are likely to remain concerned about future action by the Federal Reserve Board. Any improvement in bond prices will probably be contingent upon weakening in both US employment growth and consumer spending. The over 100 basis point rise in US Treasury bond yields seen thus far this year may negatively impact US economic growth. The US housing market will be among the first sectors likely to be affected, as some declines have already been evidenced in response to higher mortgage rates. We believe that it is also unrealistic to expect double-digit returns in US equity markets to continue indefinitely. Much of the US consumer's wealth is tied to recent stock market appreciation. Any slowing in these incredible growth rates is likely to reduce consumer spending. We believe that these factors suggest that the worst of the recent increase in bond yields has passed and stable, if not slightly improving, bond prices may be expected.


MuniHoldings New York Fund, Inc., December 31, 1999


In Conclusion
On September 23, 1999, the Fund's Board of Directors approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby MuniHoldings New York Insured Fund, Inc. would acquire substantially all of the assets and liabilities of the Fund, MuniHoldings New York Insured Fund II, Inc. and MuniHoldings New York Insured Fund III, Inc. in exchange for newly issued shares of MuniHoldings New York Insured Fund, Inc. These Funds are registered, non-diversified, closed-end managed investment companies. All four entities have a similar investment objective and are managed by Fund Asset Management, L.P.

We appreciate your interest in MuniHoldings New York Fund, Inc.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Robert A. DiMella)
Robert A. DiMella
Vice President and
Portfolio Manager



(Robert D. Sneeden)
Robert D. Sneeden
Vice President and
Portfolio Manager



February 7, 2000



PROXY RESULTS

During the six-month period ended December 31, 1999 MuniHoldings New York Fund, Inc.'s Common Stock shareholders voted on the following proposals. With respect to Proposal 1, the meeting was adjourned until January 20, 2000. Proposals 2 and 3 were approved at a shareholders' meeting on December 15, 1999. The description of each proposal and number of shares voted are as follows:

                                                                                  Shares Voted   Shares Voted   Shares Voted
                                                                                       For          Against        Abstain
1. To approve the Agreement and Plan of Reorganization among the Fund,
   MuniHoldings New York Insured Fund, Inc., MuniHoldings New York
   Insured Fund II, Inc. and MuniHoldings New York Insured Fund III, Inc.            Adjourned      Adjourned      Adjourned

                                                                                    Shares Voted                Shares Withheld
                                                                                        For                       From Voting
2. To elect the Fund's Board
   of Directors:                   Terry K. Glenn                                    7,164,522                      136,388
                                   Herbert I. London                                 7,161,187                      139,723
                                   Robert R. Martin                                  7,163,522                      137,388
                                   Andre F. Perold                                   7,163,522                      137,388
                                   Arthur Zeikel                                     7,164,522                      136,388

                                                                                   Shares Voted   Shares Voted    Shares Voted
                                                                                       For          Against         Abstain
3. To ratify the selection of Deloitte & Touche LLP as the Fund's
   independent auditors for the current fiscal year.                                 7,069,702        53,268        177,940

During the six-month period ended December 31, 1999, MuniHoldings New York Fund, Inc.'s Preferred Stock shareholders voted on the following proposals. With respect to Proposal 1, the meeting was adjourned until January 20, 2000. Proposals 2 and 3 were approved at a shareholders' meeting on December 15, 1999. The description of each proposal and number of shares voted are as follows:

                                                                                   Shares Voted   Shares Voted   Shares Voted
                                                                                        For          Against        Abstain
1. To approve the Agreement and Plan of Reorganization among the
   Fund, MuniHoldings New York Insured Fund, Inc., MuniHoldings
   New York Insured Fund II, Inc. and MuniHoldings New York Insured
   Fund III, Inc.                                                                    Adjourned      Adjourned      Adjourned

                                                                                   Shares Voted                 Shares Withheld
                                                                                        For                       From Voting
2. To elect the Fund's Board of Directors: James H. Bodurtha, Terry K. Glenn,
   Herbert I. London, Robert R. Martin, Joseph L. May, Andre F. Perold,
   Arthur Zeikel as follows:
                                   Series A                                            1,138                          329
                                   Series B                                            1,358                           2

                                                                                   Shares Voted   Shares Voted   Shares Voted
                                                                                        For          Against        Abstain
3. To ratify the selection of Deloitte & Touche LLP as the Fund's independent auditors for the current fiscal year as follows:
                                   Series A                                            1,138            2             327
                                   Series B                                            1,335            18             7



PORTFOLIO ABBREVIATIONS


To simplify the listings of MuniHoldings New York Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT     Alternative Minimum Tax (subject to)
DATES   Daily Adjustable Tax-Exempt Securities
GO      General Obligation Bonds
IDA     Industrial Development Authority
PCR     Pollution Control Revenue Bonds
RITR    Residual Interest Trust Receipts
VRDN    Variable Rate Demand Notes



MuniHoldings New York Fund, Inc., December 31, 1999

SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
               S&P       Moody's    Face
STATE        Ratings     Ratings   Amount   Issue                                                                 Value
New York        NR*       Aaa     $ 5,000   Battery Park City Authority, New York, Revenue Bonds, RITR,
--93.6%                                     Series 25, 4.92% due 11/01/2026 (a)(f)                              $  4,104

                                            Buffalo, New York, GO, Series E (d):
                AAA       Aaa       1,035     6% due 12/01/2015                                                    1,054
                AAA       Aaa       1,165     6% due 12/01/2017                                                    1,175
                AAA       Aaa       1,310     6% due 12/01/2019                                                    1,307

                AAA       Aaa       2,000   Buffalo, New York, Municipal Water Finance Authority, Water
                                            System Revenue Bonds, 5% due 7/01/2025 (c)                             1,699

                                            Erie County, New York, GO, Public Improvement, Series A (c):
                AAA       Aaa       1,025     5.75% due 10/01/2013                                                 1,049
                AAA       Aaa       1,450     5.75% due 10/01/2014                                                 1,470

                AAA       Aaa       5,750   Long Island Power Authority, New York, Electric System Revenue
                                            Refunding Bonds, Series A, 5.50% due 12/01/2029 (e)                    5,248

                AAA       Aaa       1,000   Metropolitan Transportation Authority, New York, Commuter
                                            Facilities Revenue Refunding Bonds, Series D, 5.125% due
                                            7/01/2022 (e)                                                            875

                AAA       Aaa       2,690   Nassau County, New York, IDA, Civic Facility Revenue
                                            Refunding Bonds (Hofstra University Project), 5% due
                                            7/01/2023 (e)                                                          2,302

                AAA       Aaa       2,200   Nassau Health Care Corporation, New York, Health System
                                            Revenue Bonds, 5.75% due 8/01/2029 (d)                                 2,089

                                            New York City, New York, City Municipal Water Finance
                                            Authority, Water and Sewer System Revenue Refunding Bonds (c):
                AAA       Aaa       7,250     Series A, 5.50% due 6/15/2023                                        6,702
                AAA       Aaa       4,750     Series B, 5.25% due 6/15/2029                                        4,148

                                            New York City, New York, City Transitional Finance Authority
                                            Revenue Bonds, Future Tax Secured:
                AA        Aa3       2,500     Series A, 6% due 8/15/2029                                           2,456
                AA        Aa3       5,000     Series C, 5% due 5/01/2026                                           4,213
                VMIG1++   Aa3       1,800     VRDN, Series C, 4.50% due 5/01/2028 (g)                              1,800

                A-        A3        5,000   New York City, New York, GO, Refunding, Series H, 5.125%
                                            due 8/01/2025                                                          4,247

                                            New York City, New York, GO, Series J:
                A-        A3        1,000     5.50% due 2/15/2026                                                    903
                AAA       Aaa       7,500     5.125% due 5/15/2029 (e)                                             6,380

                A1+       NR*       3,800   New York City, New York, Housing Development Corporation,
                                            Residential Mortgage Revenue Bonds (East 17th Street), VRDN,
                                            Series A, 4.45% due 1/01/2023 (g)                                      3,800

                                            New York City, New York, IDA, Civic Facilities Revenue Bonds:
                BBB       NR*       1,000     (College of Aeronautics Project), 5.45% due 5/01/2018                  893
                A         A3        5,765     (Nightingale-Bamford School Project), 5.85% due 1/15/2020            5,529

                A         A2        6,750   New York City, New York, IDA, Special Facilities Revenue Bonds
                                            (British Airways PLC Project), AMT, 5.25% due 12/01/2032               5,536

                                            New York State Dormitory Authority Revenue Bonds:
                AAA       Aaa       2,200     (853 Schools Program), Issue 2, Series D, 5% due 7/01/2018 (a)       1,925
                AAA       Aaa       1,340     (853 Schools Program), Issue 2, Series E, 5.75% due
                                              7/01/2019 (a)                                                        1,299
                AAA       NR*       3,470     (Court Facilities Lease Program), Series A, 5.625% due
                                              5/15/2013 (e)                                                        3,477
                AAA       Aaa       7,550     (Court Facilities Lease Program), Series A, 5.25%
                                              due 5/15/2021 (e)                                                    6,772
                AAA       Aaa       4,500     (Library Facilities--Service Contract), 5.25% due
                                              7/01/2019 (b)                                                        4,034
                AAA       A3        5,485     (Mental Health Services Facilities Improvement), Series D,
                                              5.125% due 8/15/2027 (d)                                             4,665
                A-        Baa1      6,750     (Secured Hospital--Interfaith Medical Center), Series D,
                                              5.40% due 2/15/2028                                                  5,826
                A-        Baa1      1,750     (Secured Hospital--Saint Agnes Hospital), Series A, 5.40%
                                              due 2/15/2025                                                        1,527

                                            New York State Dormitory Authority, Revenue Refunding Bonds:
                AAA       Aaa       5,000     (City University), Series F, 5.50% due 7/01/2012 (c)                 5,012
                NR*       Aaa       2,920     (Culinary Institute of America), 5.375% due 7/01/2015 (e)            2,794
                A         A3        2,000     (State University Educational Facilities), 5.125% due 5/15/2021      1,728
                AAA       Aaa       1,455     (University of Rochester), Series A, 5.125% due 7/01/2022 (e)        1,273
                AAA       Aaa       3,500     (University of Rochester), Series A, 5% due 7/01/2023 (e)            2,995
                AA        Aa3       4,000     (Vassar College), 5% due 7/01/2025                                   3,389

                A-        Baa3      5,000   New York State Energy Research and Development Authority,
                                            Electric Facilities Revenue Bonds (LILCO Project), AMT,
                                            Series B, 5.30% due 11/01/2023                                         4,312

                AAA       Aaa       3,500   New York State Energy Research and Development Authority,
                                            Facilities Revenue Refunding Bonds (Consolidated Edison
                                            Company of New York), Series A, 6.10% due 8/15/2020 (e)                3,517

                                            New York State Energy Research and Development Authority, PCR:
                AAA       NR*       2,000     (New York State Electric and Gas Co. Project), AMT, Series A,
                                              6.15% due 7/01/2026 (e)                                              1,977
                A1+       NR*         500     (Niagara Mohawk Power Corporation Project), DATES, Series A,
                                              4.25% due 7/01/2015 (g)                                                500
                A1+       NR*       1,500     (Niagara Mohawk Power Corporation Project), VRDN, AMT, Series B,
                                              4.40% due 7/01/2027 (g)                                              1,500

                AAA       Aaa       2,000   New York State Energy Research and Development Authority, PCR,
                                            Refunding (Niagara Mohawk Power Corporation Project), Series A,
                                            5.15% due 11/01/2025 (a)                                               1,737

                                            New York State Mortgage Agency Revenue Bonds, Homeowner Mortgage:
                NR*       Aa2       7,435     AMT, Series 69, 5.40% due 10/01/2019                                 6,738
                AAA       Aaa       3,000     Series 89, 6% due 10/01/2017 (e)                                     2,996

                NR*       Aaa       4,900   New York State Mortgage Agency Revenue Bonds, Series 41-A, 6.45%
                                            due 10/01/2014                                                         5,068

                NR*       Aaa       1,500   New York State Thruway Authority, Service Contract Revenue Bonds
                                            (Local Highway and Bridge), 5.75% due 4/01/2015 (e)                    1,497

                                            New York State Urban Development Corporation Revenue Bonds:
                AAA       Aaa       5,000     (Correctional Capital Facilities), Series 5, 5.50% due
                                              1/01/2025 (e)                                                        4,594
                AAA       Aaa       2,500     (Correctional Facilities Service Contract), Series C, 6%
                                              due 1/01/2029 (a)                                                    2,459
                NR*       Aaa       2,500     RITR, Series 26, 4.92% due 1/01/2025 (e)(f)                          2,094

                AAA       NR*       1,000   Niagara, New York, Frontier Authority, Airport Revenue Bonds
                                            (Buffalo Niagara International Airport), AMT, 5% due
                                            4/01/2018 (c)                                                            867

                AAA       Aaa       1,700   Oneida County, New York, IDA, Civic Facilities Revenue Bonds
                                            (Mohawk Valley), Series A, 5.20% due 2/01/2013 (d)                     1,603


Puerto          AAA       NR*       8,920   Puerto Rico Public Buildings Authority Revenue Bonds (Government
Rico--4.8%                                  Facilities), Series B, 5.25% due 7/01/2021 (d)                         8,138


                Total Investments (Cost--$180,377)--98.4%                                                        165,292

                Other Assets Less Liabilities--1.6%                                                                2,643
                                                                                                               ---------
                Net Assets--100.0%                                                                             $ 167,935
                                                                                                               =========



               *Not Rated.
              ++Highest short-term rating by Moody's Investors Service, Inc.
             (a)AMBAC Insured.
             (b)CAPMAC Insured.
             (c)FGIC Insured.
             (d)FSA Insured.
             (e)MBIA Insured.
             (f)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at December 31, 1999.
             (g)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at December 31, 1999.

                See Notes to Financial Statements.


MuniHoldings New York Fund, Inc., December 31, 1999


STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of December 31, 1999
Assets:             Investments, at value (identified cost--$180,377,100)                                   $165,292,157
                    Cash                                                                                         139,798
                    Interest receivable                                                                        2,867,620
                    Prepaid expenses                                                                              11,656
                                                                                                            ------------
                    Total assets                                                                             168,311,231
                                                                                                            ------------

Liabilities:        Payables:
                      Dividends to shareholders                                            $    199,113
                      Investment adviser                                                         80,113
                      Offering costs                                                             13,443          292,669
                                                                                           ------------
                    Accrued expenses                                                                              83,171
                                                                                                            ------------
                    Total liabilities                                                                            375,840
                                                                                                            ------------

Net Assets:         Net assets                                                                              $167,935,391
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized):
                      Preferred Stock, par value $.10 per share (3,040 shares of
                      AMPS* issued and outstanding at $25,000 per share
                      liquidation preference)                                                               $ 76,000,000
                      Common Stock, par value $.10 per share (7,580,698 shares
                      issued and outstanding)                                              $    758,070
                    Paid-in capital in excess of par                                        111,975,013
                    Undistributed investment income--net                                        600,927
                    Accumulated realized capital losses on investments--net                  (6,313,676)
                    Unrealized depreciation on investments--net                             (15,084,943)
                                                                                           ------------
                    Total--Equivalent to $12.13 net asset value per share of Common
                    Stock (market price--$11.125)                                                             91,935,391
                                                                                                            ------------
                    Total capital                                                                           $167,935,391
                                                                                                            ============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                    For the Six Months Ended December 31, 1999
Investment          Interest and amortization of premium and discount earned                                $  5,044,219
Income:

Expenses:           Investment advisory fees                                               $    492,935
                    Commission fees                                                              96,787
                    Professional fees                                                            38,351
                    Accounting services                                                          26,137
                    Transfer agent fees                                                          22,957
                    Organization expenses                                                        11,899
                    Directors' fees and expenses                                                 11,657
                    Listing fees                                                                  8,115
                    Custodian fees                                                                7,625
                    Printing and shareholder reports                                              6,629
                    Pricing fees                                                                  3,232
                    Other                                                                         8,832
                                                                                           ------------
                    Total expenses before reimbursement                                         735,156
                    Reimbursement of expenses                                                   (51,582)
                                                                                           ------------
                    Total expenses after reimbursement                                                           683,574
                                                                                                            ------------
                    Investment income--net                                                                     4,360,645
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                         (5,968,040)
Unrealized          Change in unrealized depreciation on investments--net                                     (9,146,037)
Loss on                                                                                                     ------------
Investments         Net Decrease in Net Assets Resulting from Operations                                    $(10,753,432)
--Net:                                                                                                      ============

                    See Notes to Financial Statements.


MuniHoldings New York Fund, Inc., December 31, 1999

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                           For the Six        For the
                                                                                           Months Ended      Year Ended
                                                                                          December 31,       June 30,
                    Increase (Decrease) in Net Assets:                                         1999             1999
Operations:         Investment income--net                                                 $  4,360,645     $  8,663,073
                    Realized gain (loss) on investments--net                                 (5,968,040)       1,039,531
                    Change in unrealized appreciation/depreciation on investments--net       (9,146,037)      (7,804,850)
                                                                                           ------------     ------------
                    Net increase (decrease)in net assets resulting from operations          (10,753,432)       1,897,754
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Common Stock                                                           (3,094,820)      (6,180,250)
Shareholders:         Preferred Stock                                                        (1,373,381)      (2,290,033)
                    Realized gain on investments--net:
                      Common Stock                                                                   --         (388,828)
                      Preferred Stock                                                                --         (168,735)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                            (4,468,201)      (9,027,846)
                                                                                           ------------     ------------

Capital Stock       Value of shares issued to Common Stock shareholders in
Transactions:       reinvestment of dividends and distributions                                      --          368,635
                                                                                           ------------     ------------

Net Assets:         Total decrease in net assets                                            (15,221,633)      (6,761,457)
                    Beginning of period                                                     183,157,024      189,918,481
                                                                                           ------------     ------------
                    End of period*                                                         $167,935,391     $183,157,024
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $    600,927     $    708,483
                                                                                           ============     ============

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived                    For the Six      For the      For the Period
from information provided in the financial statements.                       Months Ended    Year Ended    Feb. 27, 1998++
                                                                             December 31,     June 30,       to June 30,
Increase (Decrease) in Net Asset Value:                                         1999            1999            1998
Per Share           Net asset value, beginning of period                     $      14.14   $      15.08    $      15.00
Operating                                                                    ------------   ------------    ------------
Performance:        Investment income--net                                            .58           1.14             .36
                    Realized and unrealized gain (loss) on
                    investments--net                                                (2.00)          (.89)            .14
                                                                             ------------   ------------    ------------
                    Total from investment operations                                (1.42)           .25             .50
                                                                             ------------   ------------    ------------
                    Less dividends and distributions to Common Stock
                    shareholders:
                      Investment income--net                                         (.41)          (.82)           (.22)
                      Realized gain on investments--net                                --           (.05)             --
                                                                             ------------   ------------    ------------
                    Total dividends and distributions to Common
                    Stock shareholders                                               (.41)          (.87)           (.22)
                                                                             ------------   ------------    ------------
                    Capital charge resulting from issuance of
                    Common Stock                                                       --             --            (.04)
                                                                             ------------   ------------    ------------
                    Effect of Preferred Stock activity:++++
                      Dividends and distributions to Preferred Stock
                      shareholders:
                        Investment income--net                                       (.18)          (.30)           (.07)
                        Realized gain on investments--net                              --           (.02)             --
                    Capital charge resulting from issuance of Preferred
                    Stock                                                              --             --            (.09)
                                                                             ------------   ------------    ------------
                    Total effect of Preferred Stock activity                         (.18)          (.32)           (.16)
                                                                             ------------   ------------    ------------
                    Net asset value, end of period                           $      12.13   $      14.14    $      15.08
                                                                             ============   ============    ============
                    Market price per share, end of period                    $     11.125   $      13.25    $    14.5625
                                                                             ============   ============    ============

Total Investment    Based on market price per share                               (13.20%)+++     (3.55%)         (1.47%)+++
Return:**                                                                    ============   ============    ============
                    Based on net asset value per share                            (11.32%)+++      (.60%)          2.03%+++
                                                                             ============   ============    ============

Ratios Based on     Total expenses, net of reimbursement***                         1.34%*         1.15%            .43%*
Average Net                                                                  ============   ============    ============
Assets of           Total expenses***                                               1.44%*         1.29%           1.25%*
Common Stock:                                                                ============   ============    ============
                    Total investment income--net***                                 8.57%*         7.50%           8.42%*
                                                                             ============   ============    ============
                    Amount of dividends to Preferred Stock
                    shareholders                                                    2.70%*         1.98%           2.29%*
                                                                             ============   ============    ============
                    Investment income--net, to Common Stock
                    shareholders                                                    5.87%*         5.52%           6.13%*
                                                                             ============   ============    ============

Ratios Based on     Total expenses, net of reimbursement                             .76%*          .69%            .26%*
Total Average                                                                ============   ============    ============
Net                 Total expenses                                                   .82%*          .78%            .77%*
Assets:++++++***                                                             ============   ============    ============
                    Total investment income--net                                    4.87%*         4.52%           5.22%*
                                                                             ============   ============    ============

Ratios Based on     Dividends to Preferred Stock shareholders                       3.55%*         3.01%           3.73%*
Average Net                                                                  ============   ============    ============
Assets of
Preferred
Stock:

Supplemental        Net assets, net of Preferred Stock, end of
Data:               period (in thousands)                                    $     91,935   $    107,157    $    113,918
                                                                             ============   ============    ============
                    Preferred Stock outstanding, end of period
                    (in thousands)                                           $     76,000   $     76,000    $     76,000
                                                                             ============   ============    ============
                    Portfolio turnover                                             49.09%        100.06%          28.25%
                                                                             ============   ============    ============

Leverage:           Asset coverage per $1,000                                $      2,210   $      2,410    $      2,499
                                                                             ============   ============    ============

Dividends           Series A--Investment income--net                         $        473   $        745    $        286
Per Share on                                                                 ============   ============    ============
Preferred Stock     Series B--Investment income--net                         $        430   $        762    $        245
Outstanding:                                                                 ============   ============    ============



                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
                 ***Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Commencement of operations.
                ++++The Fund's Preferred Stock was issued on March 19, 1998.
              ++++++Includes Common and Preferred Stock average net assets.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


MuniHoldings New York Fund, Inc., December 31, 1999


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniHoldings New York Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MUN. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Organization and offering expenses--In accordance with Statement of Position 98-5, unamortized organization expenses of $11,899 were expensed during the six months ended December 31, 1999. This is considered to be a change in accounting principle and had no material impact on the operations of the Fund. Direct expenses relating to the public offering of the Fund's Common and Preferred Stock were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the six months ended December 31, 1999, FAM earned fees of $492,935, of which $51,582 was voluntarily waived.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended December 31, 1999 were $81,671,550 and $86,056,273, respectively.

Net realized gains (losses) for the six months ended December 31, 1999 and net unrealized losses as of December 31, 1999 were as follows:

                                  Realized       Unrealized
                               Gains (Losses)      Losses

Long-term investments          $   (6,091,251)  $(15,084,943)

Financial futures contracts           123,211             --
                               --------------   ------------
Total                          $   (5,968,040)  $(15,084,943)
                               ==============   ============


As of December 31, 1999, net unrealized depreciation for Federal income tax purposes aggregated $15,084,943, all of which related to depreciated securities. The aggregate cost of investments at December 31, 1999 for Federal income tax purposes was $180,377,100.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the six months ended December 31, 1999 remained constant and during the year ended June 30, 1999 increased by 24,031 as a result of dividend reinvestment.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at December 31, 1999 were as follows: Series A, 4.85% and Series B, 4.80%.

Shares issued and outstanding during the six months ended December 31, 1999 and the year ended June 30, 1999 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended December 31, 1999, Merrill Lynch, Pierce, Fenner & Smith
Incorporated, an affiliate of FAM, earned $48,524 as commissions.

5. Reorganization Plan:
On September 23, 1999, the Fund's Board of Directors approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby MuniHoldings New York Insured Fund, Inc. would acquire substantially all of the assets and liabilities of the Fund, MuniHoldings New York Insured Fund II, Inc. and MuniHoldings New York Insured Fund III, Inc. in exchange for newly issued shares of MuniHoldings New York Insured Fund, Inc. These Funds are registered, non-diversified, closed-end management investment companies. All four entities have a similar investment objective and are managed by FAM.

6. Subsequent Event:
On January 6, 2000, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.064000 per share, payable on January 28, 2000 to shareholders of record as of January 18, 2000.


MuniHoldings New York Fund, Inc., December 31, 1999


MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.


QUALITY PROFILE

The quality ratings of securities in the Fund as of December 31, 1999 were as follows:

                                      Percent of
S&P Rating/Moody's Rating             Net Assets

AAA/Aaa                                  65.8%
AA/Aa                                    10.0
A/A                                      17.6
BBB/Baa                                   0.5
Other++                                   4.5


++Temporary investments in short-term municipal securities.



OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Joseph L. May, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Robert A. DiMella, Vice President
Robert D. Sneeden, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286


NYSE Symbol
MUN


Robert R. Martin, Director of MuniHoldings New York Fund, Inc. has recently retired. The Fund's Board of Directors wishes Mr. Martin well in his retirement.